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                                                                Exhibit 10.17a

                                 FIRST AMENDMENT
                                       TO
                AMENDED AND RESTATED LIMITED LIABILITY AGREEMENT
                                       OF
                                  TMCT II, LLC


     THIS FIRST AMENDMENT TO AMENDED AND RESTATED LIMITED LIABILITY AGREEMENT OF TMCT II, LLC (this "First Amendment"), is made and entered into as of the 14th day of August, 2000, by and among Tribune Company, a Delaware corporation, ("Tribune"), Chandler Trust No. 1 and Chandler Trust No. 2 (collectively, the "Chandler Trusts").

                              W I T N E S S E T H:

     WHEREAS, The Times Mirror Company ("TMC"), the Chandler Trusts, Eagle New Media Investments, LLC, a Delaware limited liability company, Eagle Publishing Investments, LLC, a Delaware limited liability company, Fortification Holdings Corporation, a Delaware corporation, and Wick Holdings Corporation, a Delaware corporation, entered into the Amended and Restated Limited Liability Company of TMCT II, LLC dated as of September 3, 1999 (the "Operating Agreement");

     WHEREAS, Tribune succeeded TMC as Managing Member of TMCT II, LLC on June 12, 2000 pursuant to the merger of TMC with and into Tribune;

     WHEREAS, Tribune and the Chandler Trusts now desire to amend the Operating Agreement on the terms and conditions set forth in this First Amendment.

     NOW, THEREFORE, for and in consideration of the foregoing recitals and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Section 6.3 (a) of the Operating Agreement is hereby deleted in its entirety and the following is substituted therefor:

           "(a) Number of Investment Committee Members. The number of members of the Investment Committee shall be seven. Tribune shall have the right to designate three members of the Investment Committee (the "Tribune Designated Investment Committee Members"), who shall be Chandler Bigelow III, David J. Granat and Donald C. Grenesko. Trust 1 and Trust 2 shall have the right to designate four members (the "Trust Designated Investment Committee Members"), who shall be Jeffrey Chandler, Roger Goodan, William Stinehart, Jr. and Warren B. Williamson; provided, however, that following the Trust Termination, the Trust Designated Investment Committee Members shall be

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     designated by the Representatives. Each member of the Investment Committee shall hold office until his or her successor shall have been designated pursuant to paragraph (d) below or until such member of the Investment Committee shall resign or shall have been removed in the manner provided herein. All members of the Investment Committee shall be either (i) Members of the Company, (ii) officers, directors, trustees, employees or beneficiaries of a Member of the Company or (iii) after the Trust Termination, the Representatives."

2. Except as herein specifically modified and amended, all the terms, covenants and conditions of the Operating Agreement shall remain in full force and effect and are hereby adopted and reaffirmed by the parties hereto. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Operating Agreement. This First Amendment may be executed in two or more counterparts, all of which shall be considered one and the same agreement.


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     IN WITNESS WHEREOF, the parties have executed this First Amendment as of the date first above written.

                                  TRIBUNE COMPANY


                                  By: /s/ Mark W. Hianik
                                      --------------------------------------
                                      Mark W. Hianik
                                      Vice President and Assistant Secretary


                                  CHANDLER TRUST NO. 1


                                  By: /s/ Gwendolyn Garland Babcock
                                      --------------------------------
                                     Gwendolyn Garland Babcock,
                                     as trustee of Chandler Trust No. 1
                                     under Trust Agreement dated
                                     June 26, 1935


                                  By: /s/ Jeffrey Chandler
                                      --------------------------------------
                                      Jeffrey Chandler,
                                      as trustee of Chandler Trust No. 1
                                      under Trust Agreement dated
                                      June 26, 1935


                                  By: /s/ William Stinehart, Jr.
                                      --------------------------------------
                                      William Stinehart, Jr.,
                                      as trustee of Chandler Trust No. 1
                                      under Trust Agreement dated
                                      June 26, 1935


                                  By:  /s/ Warren B. Williamson
                                      --------------------------------------
                                      Warren B. Williamson,
                                      as trustee of Chandler Trust No. 1
                                      under Trust Agreement dated
                                      June 26, 1935



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                                  By: /s/ Camilla Chandler Frost
                                      --------------------------------------
                                      Camilla Chandler Frost,
                                      as trustee of Chandler Trust No. 1
                                      under Trust Agreement dated
                                      June 26, 1935


                                  By: /s/ Douglas Goodan
                                      ---------------------------------------
                                      Douglas Goodan,
                                      as trustee of Chandler Trust No. 1
                                      under Trust Agreement dated
                                      June 26, 1935


                                  By: /s/ Judy C. Webb
                                      --------------------------------------
                                      Judy C. Webb,
                                      as trustee of Chandler Trust No. 1
                                      under Trust Agreement dated
                                      June 26, 1935


                                  CHANDLER TRUST NO. 2


                                  By: /s/ Gwendolyn Garland Babcock
                                      --------------------------------------
                                      Gwendolyn Garland Babcock,
                                      as trustee of Chandler Trust No. 2
                                      under Trust Agreement dated
                                      June 26, 1935


                                 By:  /s/ Jeffrey Chandler
                                      --------------------------------------
                                      Jeffrey Chandler,
                                      as trustee of Chandler Trust No. 2
                                      under Trust Agreement dated
                                      June 26, 1935


                                  By: /s/ William Stinehart, Jr.
                                      --------------------------------------
                                      William Stinehart, Jr.,
                                      as trustee of Chandler Trust No. 2
                                      under Trust Agreement dated
                                      June 26, 1935


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

                                  By: /s/ Warren B. Williamson
                                      --------------------------------------
                                      Warren B. Williamson,
                                      as trustee of Chandler Trust No. 2
                                      under Trust Agreement dated
                                      June 26, 1935


                                  By: /s/ Camilla Chandler Frost
                                      -----------------------------------------
                                      Camilla Chandler Frost,
                                      as trustee of Chandler Trust No. 2
                                      under Trust Agreement dated
                                      June 26, 1935


                                  By: /s/ Douglas Goodan
                                      --------------------------------------
                                      Douglas Goodan,
                                      as trustee of Chandler Trust No. 2
                                      under Trust Agreement dated
                                      June 26, 1935


                                  By: /s/ Judy C. Webb
                                      --------------------------------------
                                      Judy C. Webb,
                                      as trustee of Chandler Trust No. 2
                                      under Trust Agreement dated
                                      June 26, 1935




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